Tecumseh

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on Wednesday, April 30, 2014.

Vote by Internet

- Go to **www.envisionreports.com/TECU**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the Recapitalization Proposal.

	For	Against	Abstain
1. The proposal to approve the recapitalization proposal, providing for an amendment to the Company's articles of incorporation in order to reclassify and convert (i) each nonvoting share of Class A Common Stock into one Common Share, each entitled to one vote per share, and (ii) each share of voting Class B Common Stock into one Common Share, each entitled to one vote per share.	☐	☐	☐

2. In their discretion with respect to any other matters that may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name(s) appear. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 1 8 1 6 9 2 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01QVWB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Tecumseh

Proxy — TECUMSEH PRODUCTS COMPANY 2014 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 30, 2014
Sheraton Hotel, 3200 Boardwalk, Ann Arbor, Michigan 48108

Annual Meeting Proxy Card

THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR CLASS A COMMON STOCK

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 30, 2014

The undersigned holder of Tecumseh Products Company (the "Company") Class A Common Stock hereby appoints James J. Connor and Janice E. Stipp as proxies, acting jointly and severally and with full power of substitution, for and in the name of the undersigned to vote at the Annual Meeting of shareholders of the Company to be held on Wednesday, April 30, 2014, and at any adjournments or postponements thereof, with full power and authority to vote any and all shares of Class A Common Stock, $1.00 par value, held or owned by the undersigned, or which the undersigned is entitled to vote at the Annual Meeting.

This proxy covers all Class A shares of Common Stock of Tecumseh Products Company held of record.

If you sign and return this proxy, the proxies will vote your shares as specified on this proxy. If you sign and return this proxy but do not specify how to vote, the proxies will vote "FOR" the recapitalization proposal and in their discretion on all other matters that may properly come before the meeting.

PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

To be signed on reverse